Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
July 31, 1999



Expected B Maturity 6/16/03


Blended Coupon 5.3545%


Excess Protection Level
3 Month Average   6.29%
July, 1999   6.05%
June, 1999   5.19%
May, 1999   7.63%


Cash Yield18.70%


Investor Charge Offs 4.97%


Base Rate 7.68%


Over 30 Day Delinquency 4.84%


Seller's Interest 9.75%


Total Payment Rate14.54%


Total Principal Balance$45,698,903,036.29


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,456,383,517.80